Exhibit 10.11

EXECUTION COPY

SYSTEM INTELLECTUAL PROPERTY RIGHTS AMENDMENT AND AGREEMENT

This System Intellectual Property Rights Amendment and Agreement (“AGREEMENT”) is entered into by Motorola, Inc., a Delaware corporation with its principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196 (“MOTOROLA”), and Iridium Satellite LLC, a Delaware limited liability company with principal offices located at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102 (“IRIDIUM”).

BACKGROUND

WHEREAS, MOTOROLA and IRIDIUM entered into the Intellectual Property Rights Agreement dated as of December 11, 2000 (the “FIRST GENERATION IPR AGREEMENT”), whereby MOTOROLA granted IRIDIUM a license to certain intellectual property owned or controlled by MOTOROLA for use in connection with IRIDIUM’s operation of the FIRST GENERATION IRIDIUM SYSTEM (as defined below);

WHEREAS, contemporaneously herewith MOTOROLA and IRIDIUM are entering into a Settlement Agreement (the “SETTLEMENT AGREEMENT”), in settlement of certain disputes between the parties;

WHEREAS, Section 2.8 of the FIRST GENERATION IPR AGREEMENT, provides that upon written request from IRIDIUM, MOTOROLA will grant licenses to IRIDIUM under certain MOTOROLA intellectual property for a second generation of IRIDIUM’s satellite system “under commercially reasonable terms and conditions including a reasonable royalty payment;”

WHEREAS, IRIDIUM desires, and MOTOROLA is willing to provide, a license to use certain of MOTOROLA’s intellectual property for the second generation of IRIDIUM’s satellite system, including pursuant to the license contemplated by Section 2.8 of the FIRST GENERATION IPR AGREEMENT; and

WHEREAS, for the reasons stated above and as contemplated by the SETTLEMENT AGREEMENT, MOTOROLA and IRIDIUM now desire to enter into this AGREEMENT.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and in the SETTLEMENT AGREEMENT and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.	DEFINITIONS. Capitalized terms used in this AGREEMENT have the meanings set forth in the Background section of this AGREEMENT, or as defined elsewhere in this AGREEMENT, including in this Section 1, or, when expressly provided, as defined in the FIRST GENERATION IPR AGREEMENT.

1.1.

“AFFILIATE” means, with respect to any party, a legal entity that, directly or indirectly, is controlled by, controls, or is under common control with such party (but only so long as such control exists). As used in the preceding sentence, “control” shall mean and include (i) the ownership of 50% or more of the voting securities or other voting interests of any legal entity; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any legal entity, whether through the ownership of voting securities, by contract or otherwise; and “controlled by” and “under common control with” shall have correlative meanings.

1.2.	“FIRST GENERATION IRIDIUM SYSTEM” means the “Iridium System,” as defined in Section 1.8 of the FIRST GENERATION IPR IRIDIUM AGREEMENT.

1.3.	“GATEWAY(S)” means the ground-based facilities that embody and use the GATEWAY INTERFACE SPECIFICATION, supporting the subscriber billing/information functions and call processing operations and the connection of the IRIDIUM SYSTEMS subscriber communications through the public switched telephone network (PSTN).

1.4.	“GATEWAY INTERFACE SPECIFICATION” means the functional specification that defines the radio frequency interface, logical and physical protocols, and functionality necessary for GATEWAY inter-operability with the SPACE SEGMENT and SYSTEM CONTROL SEGMENT.

1.5.	“GATEWAY SEGMENT” means that part of the IRIDIUM SYSTEMS consisting solely of the GATEWAYS.

1.6.	“INITIAL PAYMENT” shall have the meaning set forth in the SETTLEMENT AGREEMENT.

1.7.	“INTELLECTUAL PROPERTY CLAIM” shall have the meaning set forth in the SUPPLEMENTAL SETA.

1.8.	“INTELLECTUAL PROPERTY RIGHTS” means copyrights, patents (other than design patents), database rights, and trade secret rights, including any registrations and applications with respect to any of the foregoing. INTELLECTUAL PROPERTY RIGHTS does not include rights in design patents, trademarks, trade dress or registerable industrial designs and like rights involving trade identity.

1.9.	“INTERFACE SPECIFICATIONS” means, individually and collectively, the interface specifications set forth in Annex A to Exhibit C of this AGREEMENT.

1.10.	“IRIDIUM SERVICE(S)” means any services provided by or over the FIRST GENERATION IRIDIUM SYSTEM or the NEXT SYSTEM (as the context indicates) using the applicable SPACE SEGMENT; provided, however, that IRIDIUM SERVICE(S) does not include and shall in no event be interpreted to include (i) any services relating to the manufacturing or production of any SUBSCRIBER EQUIPMENT; (ii) any services provided by any TERRESTRIAL WIRELESS SYSTEM(S); or (iii) any services that are introduced by IRIDIUM after the date hereof that do not use the applicable SPACE SEGMENT of the IRIDIUM SYSTEMS, other than for providing backup or redundancy for services that otherwise use the applicable SPACE SEGMENT of the IRIDIUM SYSTEMS.

1.11.	“IRIDIUM SYSTEMS” means, collectively, the FIRST GENERATION IRIDIUM SYSTEM and the NEXT SYSTEM. IRIDIUM SYSTEMS does not include and shall in no event be interpreted to include (A) any SUBSCRIBER EQUIPMENT; (B) a THIRD GENERATION IRIDIUM SYSTEM or any other satellite system; or (C) any TERRESTRIAL WIRELESS SYSTEM(S) or any SUBSCRIBER EQUIPMENT or other equipment for use in connection with any TERRESTRIAL WIRELESS SYSTEM.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.12.	“IRIDIUM TECHNICAL INFORMATION” means (i) all information and material, including confidential and trade secret information (in whatever form) and computer software (in object code form and in source code form) that was used by MOTOROLA or any of its SUBSIDIARIES as of the date of the FIRST GENERATION IPR AGREEMENT to OPERATE AND MAINTAIN the FIRST GENERATION IRIDIUM SYSTEM and that is necessary or useful to allow IRIDIUM to OPERATE AND MAINTAIN the FIRST GENERATION IRIDIUM SYSTEM, including the information and materials identified in Exhibit A, (ii) the INTERFACE SPECIFICATIONS, and (iii) any other FIRST GENERATION IRIDIUM SYSTEM related material provided by MOTOROLA to IRIDIUM and embodying any of the MOTOROLA SYSTEM IP RIGHTS.

1.13.	“MOBILITY” means Motorola Mobility Holdings, Inc., a Delaware corporation, having a principal place of business at 600 North U.S. Highway 45, Libertyville, Illinois, 60048 and Motorola Mobility, Inc., a Delaware corporation, also having a principal place of business at 600 North U.S. Highway 45, Libertyville, Illinois, 60048.

1.14.	“MOTOROLA SYSTEM IP RIGHTS” means those INTELLECTUAL PROPERTY RIGHTS that were owned by MOTOROLA or any of its SUBSIDIARIES as of the date of the FIRST GENERATION IPR AGREEMENT, but limited to those that MOTOROLA or any of its SUBSIDIARIES continue to own as of the date of this AGREEMENT, that (i) were embodied in the FIRST GENERATION IRIDIUM SYSTEM and used in the OPERATION AND MAINTENANCE of the FIRST GENERATION IRIDIUM SYSTEM; (ii) were in the IRIDIUM TECHNICAL INFORMATION; or (iii) arose from works expressly designed for the FIRST GENERATION IRIDIUM SYSTEM. MOTOROLA SYSTEM IP RIGHTS also includes rights or licenses which MOTOROLA has received from unaffiliated third parties, but only to the extent that (a) such rights or licenses are necessary for the OPERATION AND MAINTENANCE of the FIRST GENERATION IRIDIUM SYSTEM; and (b) MOTOROLA has the right, as of the date of this AGREEMENT, to grant to IRIDIUM rights and licenses under such third party’s INTELLECTUAL PROPERTY RIGHTS without cost to MOTOROLA or, if there is a cost, such cost is paid by IRIDIUM. Notwithstanding anything in this AGREEMENT to the contrary, MOTOROLA SYSTEM IP RIGHTS specifically excludes any TRANSFERRED INTELLECTUAL PROPERTY RIGHTS and any INTELLECTUAL PROPERTY RIGHTS relating to TERRESTRIAL WIRELESS SYSTEMS, automotive technologies, semiconductor manufacturing, semiconductor structures, or semiconductor manufacturing processes.

1.15.	“NDA” shall have the meaning set forth in Section 4.3.

1.16.

“NEXT SYSTEM” means a SECOND GENERATION IRIDIUM SYSTEM. NEXT SYSTEM includes spare satellites and repaired or replaced components of the SPACE SEGMENT, SYSTEM CONTROL SEGMENT, and GATEWAY SEGMENT. NEXT SYSTEM also includes (A) any upgraded, enhanced, or additional computer software incorporated into the SPACE SEGMENT, SYSTEM CONTROL SEGMENT, GATEWAY SEGMENT or other components of the NEXT SYSTEM other than SUBSCRIBER EQUIPMENT; and (B) any upgraded, enhanced, or additional hardware components of the SPACE SEGMENT, SYSTEM CONTROL SEGMENT, GATEWAY SEGMENT or other components of the NEXT SYSTEM (other than SUBSCRIBER EQUIPMENT), provided, that, in the case of (B) above, such hardware components do not, individually or collectively, cause a material increase in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

applications, features, or functionality of IRIDIUM SERVICES, in the aggregate, compared to the applications, features and functionality of IRIDIUM SERVICES, in the aggregate, provided over the NEXT SYSTEM without the upgraded, enhanced, or additional hardware components. NEXT SYSTEM does not include and shall in no event be interpreted to include (1) any SUBSCRIBER EQUIPMENT; (2) a THIRD GENERATION IRIDIUM SYSTEM or any other satellite system; or (3) any TERRESTRIAL WIRELESS SYSTEM(S) or any SUBSCRIBER EQUIPMENT or other equipment for use in connection with any TERRESTRIAL WIRELESS SYSTEM. For the avoidance of doubt, the completely integrated, satellite-based, digitally-switched, second-generation telecommunication system currently being developed by IRIDIUM and its AFFILIATES and contractors to upgrade and replace the FIRST GENERATION IRIDIUM SYSTEM, such upgrade and replacement contemplated to include the replacement of all or substantially all of the SPACE SEGMENT of the FIRST GENERATION IRIDIUM SYSTEM, is a NEXT SYSTEM.

1.17.	“OPERATION AND MAINTENANCE” or “OPERATE AND MAINTAIN” means the operation and maintenance of (or to operate and maintain) the IRIDIUM SYSTEMS and the provision of (or to provide) IRIDIUM SERVICES, including upgrading and enhancing the IRIDIUM SYSTEM to the extent contemplated by the definition of IRIDIUM SYSTEMS.

1.18.	“PERSON” means an individual, corporation, partnership, limited liability company, unincorporated association, trust, joint venture or other organization or entity, including any nation or government, foreign or domestic, any state or other political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including all taxing authorities.

1.19.	“PROPRIETARY INFORMATION” shall have the meaning set forth in the NDA.

1.20.	“SPACE SEGMENT” means that part of the IRIDIUM SYSTEMS consisting solely of the space vehicles (also called satellites) in low earth orbit. SPACE SEGMENT includes any upgraded, enhanced, or additional computer software or hardware components incorporated into the space vehicles that do not constitute the deployment of a THIRD GENERATION IRIDIUM SYSTEM. SPACE SEGMENT does not include the SYSTEM CONTROL SEGMENT, the GATEWAY SEGMENT, SUBSCRIBER EQUIPMENT or other components.

1.21.	“SATELLITE SUBSCRIBER EQUIPMENT” means, collectively and individually, SUBSCRIBER EQUIPMENT operable over either of the IRIDIUM SYSTEMS.

1.22.	“SECOND GENERATION IRIDIUM SYSTEM” has the meaning set forth in Section 1.16 of the FIRST GENERATION IPR AGREEMENT.

1.23.	“SUBSCRIBER AGREEMENTS” means, collectively, the Subscriber Equipment Technology Agreement (Design) and the Subscriber Equipment Technology Agreement (Manufacturing), each dated September 30, 2002 and each between MOTOROLA and SE Licensing LLC (“SEL”, an IRIDIUM AFFILIATE), and the Supplemental Subscriber Equipment Technology Amendment and Agreement, dated as of the date hereof, between MOTOROLA and IRIDIUM.

1.24.	“SUBSCRIBER EQUIPMENT” means, collectively and individually, any wireless communication device, including devices such as voice terminals (e.g. cellular handsets), data terminals (e.g. paging devices, global positioning devices, and other portable data processing equipment), and voice and data terminals (e.g. smart phones).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.25.	“SUBSIDIARY” means, with respect to a party, any legal entity, more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, or more than fifty percent (50%) of whose equity interest is, now or hereafter, owned or controlled, directly or indirectly by that party (but only so long as such ownership or control or equity interest exists).

1.26.	“SUPPLEMENTAL SETA” means the Supplemental Subscriber Equipment Technology Amendment and Agreement dated as of the date hereof, entered into by MOTOROLA and IRIDIUM.

1.27.	“SYSTEM CONTROL SEGMENT” means the various ground-based sites, equipment and facilities used to manage and control the individual space vehicles of the SPACE SEGMENT and the communications links between the segments of the IRIDIUM SYSTEM. The SYSTEM CONTROL SEGMENT includes the SNOC (Satellite Network Operations Center), TTACs (Telemetry Tracking and Control Stations), MTC (Message Termination Controllers), ODN (Operational Data Network) and the OSN (Operational Support Network).

1.28.	“TERM” shall have the meaning set forth in Section 6.1.1.

1.29.	“TERRESTRIAL WIRELESS SYSTEM(S)” means any terrestrial wireless communication system or equipment not incidental to a space-based commercial satellite communication system and any service provided using such a system or equipment. For the avoidance of doubt, TERRESTRIAL WIRELESS SYSTEM(S) specifically includes any equipment compatible with air interfaces or standards/protocols associated with any of the following terrestrial wireless communication systems: IS-95 (CDMA), IS-136 (US TDMA), GSM, W-CDMA, CDMA2000, CDMA EVDO, iDEN systems, GPRS, UMTS, WiMax, LTE, IEEE 802.xx (including 802.16 and 802.11), OFDM/OFDMA based cellular communication systems, and Land Mobile Radio, including P25, DMR, dPMR, and TETRA, and future generations or evolutions of such systems.

1.30.	“THIRD GENERATION IRIDIUM SYSTEM” means (i) a satellite system that replaces in full the SPACE SEGMENT of the NEXT SYSTEM ; or (ii) a satellite system that does not replace in full the SPACE SEGMENT of the NEXT SYSTEM but where such satellite system comprises a derivative of the NEXT SYSTEM that (a) contains hardware components of the SPACE SEGMENT that are upgrades to hardware components of the SPACE SEGMENT of the NEXT SYSTEM, other than upgrades necessitated by the obsolescence of hardware components in the initial design of the NEXT SYSTEM, and (b) such upgraded hardware components cause a material increase in applications, features, or functionality of IRIDIUM SERVICES, in the aggregate, provided over such satellite system compared to the applications, features and functionality of IRIDIUM SERVICES, in the aggregate, that could be provided over the NEXT SYSTEM.

1.31.	“TRANSFERRED INTELLECTUAL PROPERTY RIGHTS” means (i) the INTELLECTUAL PROPERTY RIGHTS set forth on Exhibit B and (ii) any MOTOROLA INTELLECTUAL PROPERTY RIGHTS (as defined in the FIRST GENERATION IPR AGREEMENT) that were owned or controlled by MOTOROLA or a SUBSIDIARY as of December 11, 2000 and that, prior to the date of this AGREEMENT, MOTOROLA has (a) sold or transferred to any third party, or (b) granted an exclusive or sole license to any third party to the extent the rights granted under this AGREEMENT would violate the exclusivity granted to the third party under such sole or exclusive license.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	FIRST GENERATION IPR AGREEMENT.

2.1.	Relationship to FIRST GENERATION IPR AGREEMENT. Except as set forth in this Section 2, this AGREEMENT supplements, and does not amend or supersede, the FIRST GENERATION IPR AGREEMENT, which remains in full force and effect. For the avoidance of doubt, (i) any license or right in or to a MOTOROLA INTELLECTUAL PROPERTY RIGHT (as defined in the FIRST GENERATION IPR AGREEMENT) that is not a MOTOROLA SYSTEM IP RIGHT is governed solely by the FIRST GENERATION IPR AGREEMENT; and (ii) any license or right in or to a MOTOROLA INTELLECTUAL PROPERTY RIGHT that also is a MOTOROLA SYSTEM IP RIGHT is governed both by this AGREEMENT and the FIRST GENERATION IPR AGREEMENT. In the event of a conflict between governing provisions of this AGREEMENT and the FIRST GENERATION IPR AGREEMENT, the provision of this AGREEMENT shall have precedence and govern over the conflicting provision of the FIRST GENERATION IPR AGREEMENT.

2.2.	Interpretation. Except as expressly provided, the parties agree that the provisions of the FIRST GENERATION IPR AGREEMENT shall not be used to interpret this AGREEMENT and except as provided in Section 2.3 of this AGREEMENT, the provisions of this AGREEMENT shall not be used to interpret the provisions of the FIRST GENERATION IPR AGREEMENT.

2.3.	Override and Amendment.

2.3.1.	Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.10, and 3.2 of the FIRST GENERATION IPR AGREEMENT shall be of no further force or effect.

2.3.2.	Section 4.4 of the FIRST GENERATION IPR AGREEMENT is hereby deleted. The parties’ liability under the FIRST GENERATION IPR AGREEMENT is governed by Section 5.4 and Section 6.9 of this AGREEMENT.

2.3.3.	Section 5.1 of the FIRST GENERATION IPR AGREEMENT is hereby deleted and replaced in its entirety with the following:

“Term. This AGREEMENT shall be effective upon the date of this AGREEMENT and shall continue in force thereafter, unless terminated sooner (i) in accordance with the terms of this AGREEMENT; or (ii) by the mutual agreement of the parties (the “TERM”).”

2.3.4.	Section 5.6 of the FIRST GENERATION IPR AGREEMENT is hereby deleted. The parties’ right to assign any right or obligation under the FIRST GENERATION IPR AGREEMENT or the FIRST GENERATION IPR AGREEMENT itself is governed by Section 6.6 of this AGREEMENT.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	GRANTS AND ASSIGNMENT. Contingent upon MOTOROLA’s receipt of the INITIAL PAYMENT in accordance with the SETTLEMENT AGREEMENT, MOTOROLA agrees to grant to IRIDIUM the rights and licenses set forth in this Section 3.

3.1.	License. MOTOROLA and its SUBSIDIARIES grant to IRIDIUM a non-exclusive, non-transferable (except as expressly provided herein), irrevocable, worldwide, non-sublicenseable (except as expressly provided in Section 3.4), fully paid-up, royalty-free license during the TERM under the MOTOROLA SYSTEM IP RIGHTS solely:

3.1.1.	to design, make, use, deploy, and OPERATE AND MAINTAIN the NEXT SYSTEM (which includes the provision of IRIDIUM SERVICES and the design, manufacture, testing, use, and placement into service of space vehicles for the SPACE SEGMENT of the NEXT SYSTEM and the de-orbiting of such space vehicles);

3.1.2.	to use and OPERATE AND MAINTAIN the FIRST GENERATION IRIDIUM SYSTEM (which includes the provision of IRIDIUM SERVICES); and

3.1.3.	to make, use, or import any product or service, or practice any method, covered by the MOTOROLA SYSTEM IP RIGHTS solely in connection with the exercise of the rights set forth in Sections 3.1.1-3.1.2; and

3.1.4.	subject to the confidentiality provisions herein to use, copy, reproduce, and prepare derivative works of the IRIDIUM TECHNICAL INFORMATION solely in connection with the exercise of the rights set forth in Sections 3.1.1-3.1.3.

3.2.	Backwards Compatibility. MOTOROLA and its SUBSIDIARIES grant to IRIDIUM a non-exclusive, irrevocable, non-transferable (except as expressly provided herein), worldwide, fully paid-up, royalty-free license during the TERM under the MOTOROLA SYSTEM IP RIGHTS, to the extent necessary to assure backward compatibility between SATELLITE SUBSCRIBER EQUIPMENT designed for and operable on either of the IRIDIUM SYSTEMS and a THIRD GENERATION IRIDIUM SYSTEM, to design, deploy, make, use, import, operate, and maintain those components of a THIRD GENERATION IRIDIUM SYSTEM that are necessary to assure such backward compatibility.

3.3.	“Have Made” Rights. The licenses in Section 3.1 and Section 3.2, subject to the provisions of this AGREEMENT, include the right to have others exercise the rights granted to IRIDIUM solely for the benefit of IRIDIUM.

3.4.	Sublicense.

3.4.1.	Right. The license of Section 3.1, subject to the provisions of this AGREEMENT, includes the right for IRIDIUM (but not sublicensees) to sublicense solely IRIDIUM’s right to provide IRIDIUM SERVICES.

3.4.2.

Condition. MOTOROLA expressly reserves the right to immediately terminate IRIDIUM’s right to grant sublicenses with respect to a PERSON operating thereunder if such PERSON files a lawsuit or commences arbitration or other formal proceeding that asserts any INTELLECTUAL PROPERTY CLAIM against MOTOROLA or any of its AFFILIATES. If MOTOROLA receives notice of a potential INTELLECTUAL

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROPERTY CLAIM from a PERSON operating under an IRIDIUM sublicense in accordance with this AGREEMENT, MOTOROLA will notify IRIDIUM of the potential termination of the applicable license and rights with respect to the claiming PERSON. IRIDIUM agrees to include in any sublicense grant the express condition that the sublicense terminates immediately upon IRIDIUM’s receipt of notice from MOTOROLA that IRIDIUM’s right to grant the applicable sublicense is terminated.

3.4.3.	Reporting. Within thirty (30) days of December 31 of each year in the TERM of this AGREEMENT, IRIDIUM shall provide MOTOROLA written notice of any sublicense granted in the preceding twelve (12)-month period and any sublicense not previously reported, identifying the sublicensee and effective date of the sublicense agreement. Prior to IRIDIUM’s disclosure of any IRIDIUM TECHNICAL INFORMATION or other MOTOROLA PROPRIETARY INFORMATION to any sublicensee, IRIDIUM shall enter into a written confidentiality agreement with the sublicensee obligating the sublicensee to confidentiality and use restrictions no less restrictive than those set forth in the NDA.

3.4.4.	Audit. For purposes of auditing IRIDIUM’s compliance with Sections 3.4.2 and 3.4.3, IRIDIUM will, upon thirty (30) calendar days’ advance notice, provide reasonable access to a reputable third-party auditor selected by MOTOROLA, during IRIDIUM’s regular business hours, to its agreements with the applicable sublicensees and will reasonably assist such auditor in performing such audits. MOTOROLA may request such audits if it has a reasonable belief that IRIDIUM is not in compliance with Sections 3.4.2 and 3.4.3. The audits shall be limited in duration, manner, and scope and only as reasonably necessary and appropriate to confirm compliance with the terms of such Sections, shall be conducted in a manner that minimizes business disruptions of IRIDIUM, shall not be conducted more than once in any twelve (12)-month period and shall be at MOTOROLA’s expense. All information learned or exchanged in connection with an audit, as well as the results thereof, or otherwise learned or exchanged pursuant to the activities set forth in this Section 3.4.4, shall constitute IRIDIUM PROPRIETARY INFORMATION, and the third-party auditor shall only disclose to MOTOROLA generally whether IRIDIUM was in compliance with Sections 3.4.2 and 3.4.3 and shall not disclose to MOTOROLA any specific information or provisions set forth in the audited agreements with the applicable sublicensee.

3.5.	Transfer of the INTERFACE SPECIFICATIONS. Contingent upon MOTOROLA’s receipt of the INITIAL PAYMENT in accordance with the SETTLEMENT AGREEMENT, MOTOROLA agrees to transfer certain of its rights in the INTERFACE SPECIFICATIONS to IRIDIUM as follows:

3.5.1.	Transfer. MOTOROLA and its SUBSIDIARIES hereby assign to IRIDIUM all of MOTOROLA’s right, title, and interest in and to the copyrights in the INTERFACE SPECIFICATIONS. Contemporaneously herewith, MOTOROLA shall execute a confirmatory Assignment & Bill of Sale assigning, selling and transferring to IRIDIUM all of MOTOROLA’s right, title and interest in and to the copyright in INTERFACE SPECIFICATIONS (the “BILL OF SALE”), the form of which is attached hereto as Exhibit C.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5.2.	License. MOTOROLA and its SUBSIDIARIES grant to IRIDIUM a perpetual, irrevocable, fully paid-up, royalty-free, worldwide, non-exclusive license, with the right to grant sublicenses, under MOTOROLA’s and its SUBSIDIARIES’ trade secret rights in the INTERFACE SPECIFICATIONS to use and exploit the INTERFACE SPECIFICATIONS in any and all fields.

3.5.3.	Further Assurances. Upon IRIDIUM’s request, MOTOROLA shall cooperate with IRIDIUM and use reasonable efforts, including executing any necessary documents, to establish, record, or perfect IRIDIUM’s ownership of those copyrights assigned, and will do so without further consideration, other than reimbursement of reasonable out-of-pocket expenses incurred by MOTOROLA in connection with IRIDIUM’s request.

3.5.4.	Pre-Existing Rights. IRIDIUM takes ownership of the copyrights in the INTERFACE SPECIFICATIONS subject to any and all licenses, license rights, license options, and covenants not to assert that MOTOROLA may have entered into or granted on or prior to the date of this AGREEMENT.

3.5.5.	Delivery. MOTOROLA has no obligation to deliver the INTERFACE SPECIFICATIONS or any material or trade secret information related thereto. IRIDIUM acknowledges that it has, prior to the date of this AGREEMENT, received and is now in possession of the INTERFACE SPECIFICATIONS and materials and trade secret information related thereto necessary for IRIDIUM’s understanding and use of the INTERFACE SPECIFICATIONS.

3.5.6.	Grant Back. IRIDIUM hereby grants to MOTOROLA and its SUBSIDIARIES (including MOBILITY and its SUBSIDIARIES) a non-transferable (except as expressly provided herein), perpetual, irrevocable, non-sublicenseable, fully paid-up, royalty-free, worldwide, non-exclusive license under the copyrights in the INTERFACE SPECIFICATIONS, subject to Section 4.2.2, to publish, reproduce, display, transmit, adapt, sell, prepare derivative works, distribute, perform or otherwise exploit or make use of the INTERFACE SPECIFICATIONS or portions thereof throughout the world in any form or medium, and in any language, for the entire term of copyright, including any renewals and extensions, and to have others exercise the foregoing rights for the benefit of MOTOROLA or its SUBSIDIARIES. Modifications to and derivative works of the INTERFACE SPECIFICATIONS made by or on behalf of MOTOROLA (or its SUBSIDIARIES, including MOBILITY and its SUBSIDIARIES) shall, as between the IRIDIUM and MOTOROLA, be owned by MOTOROLA.

3.6.	Compensation. Pursuant to the SETTLEMENT AGREEMENT, IRIDIUM will be making certain payments to MOTOROLA. For the avoidance of doubt, the rights, licenses, and assignment granted to IRIDIUM herein are contingent upon MOTOROLA’s receipt of the INITIAL PAYMENT in accordance with the SETTLEMENT AGREEMENT.

3.7.

Reservation of Rights. Except as expressly set forth herein, MOTOROLA retains all right, title and interest in and to the MOTOROLA SYSTEM IP RIGHTS and the IRIDIUM TECHNICAL INFORMATION. This AGREEMENT does not and shall not be interpreted to grant IRIDIUM or its SUBSIDIARIES, impliedly or by way of laches or estoppel, any rights (i) to utilize MOTOROLA SYSTEM IP RIGHTS or the IRIDIUM TECHNICAL INFORMATION in any manner other than as expressly stated herein; (ii) to make, use, sell, lease, import, or otherwise dispose of any SUBSCRIBER EQUIPMENT or any products for use in connection with TERRESTRIAL WIRELESS SYSTEMS; or (iii) to provide any service by any TERRESTRIAL

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WIRELESS SYSTEM. Notwithstanding anything to the contrary in this AGREEMENT, MOTOROLA grants no license or right, expressly, impliedly, or by way of laches or estoppel, under any TRANSFERRED INTELLECTUAL PROPERTY RIGHTS.

3.8.	Limitation of Rights. In the event IRIDIUM comes under the ownership or control of another entity, or acquires, controls or merges with another entity, all licenses granted herein shall not extend to the operations, products or services of the other entity without the express written consent of MOTOROLA.

3.9.	Continuation of Rights. Notwithstanding anything else to the contrary, in the event that MOTOROLA separates its SUBSIDIARY, MOBILITY, whether by way of a sale, establishment of a joint venture, spinoff, spinout, or otherwise (a “Separation”), the licenses, and benefits granted to or for the benefit of MOTOROLA and its SUBSIDIARIES (including MOBILITY and its SUBSIDIARIES) under this Section 3 (collectively the “Rights”) survive and remain in full force and effect such that the Rights will continue to benefit both MOTOROLA and its SUBSIDIARIES and MOBILITY and its SUBSIDIARIES following the Separation in accordance with Section 3. MOBILITY and its SUBSIDIARIES collectively is an intended third party beneficiary under this Agreement. In the event that, following such Separation, there is a Change of Control of MOBILITY, the Rights granted to or for the benefit of MOBILITY and its SUBSIDIARIES (in existence prior to the Change of Control) will continue to the extent and for as long as MOBILITY remains a separately identifiable legal entity; provided that none of the Rights will extend to the third party acquirer of MOBILITY or any of the acquirer’s AFFILIATES. For purposes of this Section 3.9, “Change of Control” means either of the following: (a) a third party (other than an AFFILIATE of MOTOROLA or MOBILITY) acquires all or substantially all of the assets of MOBILITY; or (b) a third party (other than an AFFILIATE of MOTOROLA or MOBILITY) acquires at least fifty percent (50%) of the outstanding voting power of MOBILITY by means of any transaction or series of related transactions including, without limitation, any reorganization, merger, consolidation or tender offer.

4.	IRIDIUM TECHNICAL INFORMATION.

4.1.	IRIDIUM TECHNICAL INFORMATION. IRIDIUM acknowledges that it has, prior to the date of this AGREEMENT, received and is now in possession of certain IRIDIUM TECHNICAL INFORMATION licensed hereunder. MOTOROLA has no obligation to maintain or support the IRIDIUM TECHNICAL INFORMATION.

4.2.	Limited Obligations Regarding IRIDIUM TECHNICAL INFORMATION.

4.2.1.	MOTOROLA has no obligation to identify any item that could fall within the scope of the definition of IRIDIUM TECHNICAL INFORMATION. MOTOROLA shall, however, use reasonable efforts to provide to IRIDIUM, at IRIDIUM’s expense, any IRIDIUM TECHNICAL INFORMATION reasonably requested by IRIDIUM which is not identified on Exhibit A hereto to the extent that MOTOROLA is legally entitled to do so; provided that this obligation shall cease upon the launch of the first satellite that is intended to constitute part of the NEXT SYSTEM.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.2.	For the period of “Protection of Proprietary Information” set forth in the NDA, MOTOROLA shall use reasonable efforts to preserve any confidential or trade secret information in the INTERFACE SPECIFICATIONS consistent with past practices used by MOTOROLA with respect to such INTERFACE SPECIFICATIONS; provided, however, IRIDIUM acknowledges that portions of the INTERFACE SPECIFICATIONS may form part of or be incorporated into other specifications or technology that remain owned by MOTOROLA and agrees that MOTOROLA’s disclosure, in its ordinary course of business, of such other specifications or technology (e.g., to standard setting organizations or customers and suppliers) is a permitted disclosure that may be made at MOTOROLA’s discretion; provided further that MOTOROLA obtains a reasonable written confidentiality agreement from any third party receiving access to the INTERFACE SPECIFICATIONS to the extent practicable under the circumstances.

4.3.	Confidentiality. The parties are entering into a Non-Disclosure Agreement contemporaneously herewith (the “NDA”), the form of which is attached hereto as Exhibit D. The terms of the NDA are incorporated herein, and shall apply to PROPRIETARY INFORMATION that is exchanged pursuant to and during the TERM of this AGREEMENT. The provisions of the NDA are in addition to any other remedies available to either party in the event of a breach by the other. The terms and conditions (but not the existence) of this AGREEMENT shall be considered PROPRIETARY INFORMATION of both parties to be treated in accordance with the terms of the NDA. Additionally, all IRIDIUM TECHNICAL INFORMATION disclosed to IRIDIUM, whether under this AGREEMENT or prior to this AGREEMENT, shall be considered PROPRIETARY INFORMATION of MOTOROLA, to be treated in accordance with the terms of the NDA. PROPRIETARY INFORMATION provided to IRIDIUM may be used only in accordance with the licenses under Section 3 to accomplish the stated purposes of this AGREEMENT. The obligations in the NDA regarding use and disclosure of PROPRIETARY INFORMATION shall survive termination of this AGREEMENT. If this AGREEMENT expires or is terminated, upon MOTOROLA’s request, IRIDIUM will make commercially reasonable efforts to return all PROPRIETARY INFORMATION, or, with MOTOROLA’s consent, destroy such PROPRIETARY INFORMATION.

5.	REPRESENTATIONS; DISCLAIMERS.

5.1.	Limited Warranty. To MOTOROLA’s knowledge, no MOTOROLA SYSTEM IP RIGHTS are owned or held by a SUBSIDIARY other than MOBILITY or a MOBILITY SUBSIDIARY; provided, however, to the extent MOTOROLA SYSTEM IP RIGHTS are owned or held by a SUBSIDIARY (including MOBILITY AND ITS SUBSIDIARIES), MOTOROLA warrants that it has the right to grant the licenses contemplated hereby on behalf of such SUBSIDIARY or MOTOROLA otherwise agrees to obtain for IRIDIUM the necessary licenses to such MOTOROLA SYSTEM IP RIGHTS consistent with the licenses granted herein.

5.2.	No Other Warranty. MOTOROLA makes no representation or warranty that the IRIDIUM TECHNICAL INFORMATION comprises all information or technology or that the MOTOROLA SYSTEM IP RIGHTS comprise all rights necessary for IRIDIUM to design, make, use, deploy, or OPERATE AND MAINTAIN the IRIDIUM SYSTEMS or to provide the IRIDIUM SERVICES or any other services. MOTOROLA MAKES NO WARRANTY REGARDING THE IRIDIUM TECHNICAL INFORMATION (INCLUDING THE INTERFACE SPECIFICATIONS). MOTOROLA WILL NOT PROVIDE ANY UPDATES, ENHANCEMENTS, EXTENSIONS, SUPPORT, ASSISTANCE, INSTALLATION, TRAINING OR OTHER SERVICES EXCEPT AS EXPLICITLY PROVIDED IN THIS AGREEMENT. MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3.	Limitation of Liability. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY OR ANY OTHER THIRD PARTY FOR ANY LOST PROFITS, LOST DATA, OR LOSS OF USE, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY ARISING UNDER FEDERAL OR STATE LAW, AND IRRESPECTIVE OF WHETHER THAT PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

5.4.	Cap on Liability.

5.4.1.	IN NO EVENT AND UNDER NO CIRCUMSTANCE SHALL MOTOROLA OR ANY SUBSIDIARY OF MOTOROLA (INCLUDING MOBILITY AND ITS SUBSIDIARIES) BE LIABLE TO IRIDIUM, ANY AFFILIATE OF IRIDIUM, ANY IRIDIUM LICENSEE, SUBLICENSEE, OR MANUFACTURER, OR ANYONE CLAIMING BY OR THROUGH IRIDIUM OR ANY THIRD PARTIES (INCLUDING DIRECT OR INDIRECT CUSTOMERS OF OR VENDORS TO IRIDIUM) IN AN AGGREGATE CUMULATIVE AMOUNT IN EXCESS OF U.S. $2,500,000 FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE FIRST GENERATION IPR AGREEMENT, THE SUBSCRIBER AGREEMENTS, OR ANY PROVISION HEREUNDER OR THEREUNDER WHETHER PURSUED AS A BREACH (I.E., DEFAULT) OF THIS AGREEMENT, THE FIRST GENERATION IPR AGREEMENT, OR THE SUBSCRIBER AGREEMENTS, OR AS A TORT OR OTHER CAUSE OF ACTION.

5.4.2.	EXCEPT FOR VIOLATIONS AND MISUSE OF INTELLECTUAL PROPERTY RIGHTS (INCLUDING THOSE LICENSED TO IRIDIUM UNDER THIS AGREEMENT, THE FIRST GENERATION IPR AGREEMENT, OR THE SUBSCRIBER AGREEMENTS), IN NO EVENT AND UNDER NO CIRCUMSTANCE SHALL IRIDIUM OR ANY SUBSIDIARY OF IRIDIUM BE LIABLE TO MOTOROLA, ANY AFFILIATE OF MOTOROLA, ANY MOTOROLA LICENSEE, SUBLICENSEE, OR MANUFACTURER OR ANYONE CLAIMING BY OR THROUGH MOTOROLA, OR ANY THIRD PARTIES (INCLUDING DIRECT OR INDIRECT CUSTOMERS OF OR VENDORS TO MOTOROLA) IN AN AGGREGATE CUMULATIVE AMOUNT IN EXCESS OF U.S. $2,500,000 FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE FIRST GENERATION IPR AGREEMENT, OR THE SUBSCRIBER AGREEMENTS, OR ANY PROVISION HEREUNDER OR THEREUNDER, WHETHER PURSUED AS A BREACH (I.E., DEFAULT) OF THIS AGREEMENT, THE FIRST GENERATION IPR AGREEMENT, OR THE SUBSCRIBER AGREEMENTS, OR AS A TORT OR OTHER CAUSE OF ACTION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5.	Disclaimer. Nothing contained in this AGREEMENT shall be construed as:

5.5.1.	restricting the right of MOTOROLA or any of its SUBSIDIARIES (including MOBILITY and its SUBSIDIARIES) to make, use, sell, lease or otherwise dispose of any particular product or products;

5.5.2.	an admission by IRIDIUM of, or a warranty or representation by MOTOROLA as to, the validity and/or scope of the MOTOROLA SYSTEM IP RIGHTS, or a limitation on IRIDIUM to contest, in any proceeding, the validity and/or scope thereof;

5.5.3.	an admission by MOTOROLA of, or a warranty or representation by IRIDIUM as to, the validity and/or scope of any INTELLECTUAL PROPERTY RIGHTS of IRIDIUM, or a limitation on MOTOROLA to contest, in any proceeding, the validity and/or scope thereof;

5.5.4.	conferring any license or other right, by implication, estoppel or otherwise under any MOTOROLA SYSTEM IP RIGHTS, except as expressly granted herein, or under any other INTELLECTUAL PROPERTY RIGHT owned by MOTOROLA or its SUBSIDIARIES;

5.5.5.	conferring any license or other right, by implication, estoppel or otherwise under any TRANSFERRED INTELLECTUAL PROPERTY RIGHTS;

5.5.6.	conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARIES, or any other name or mark, or contraction, abbreviation or simulation thereof;

5.5.7.	imposing on MOTOROLA any obligation to institute any suit or action for infringement of any MOTOROLA SYSTEM IP RIGHTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any MOTOROLA SYSTEM IP RIGHTS;

5.5.8.	a warranty or representation by MOTOROLA that the use of the IRIDIUM TECHNICAL INFORMATION (including the INTERFACE SPECIFICATIONS), or the use, manufacture, or OPERATION AND MAINTENANCE of the IRIDIUM SYSTEMS, or any provision, sale, lease or other disposition IRIDIUM SERVICES, or any other products or services will be free from infringement of any INTELLECTUAL PROPERTY RIGHTS;

5.5.9.	imposing on either party any obligation to file any patent application or to secure any INTELLECTUAL PROPERTY RIGHTS or maintain any INTELLECTUAL PROPERTY RIGHTS in force; or

5.5.10.	an obligation on either party to furnish any manufacturing or technical information under this AGREEMENT, except as the same is specifically provided for herein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	GENERAL.

6.1.	Term and Termination.

6.1.1.	Term. This AGREEMENT shall be effective upon the date of this AGREEMENT and shall continue in force thereafter, unless terminated sooner (i) in accordance with the terms of this AGREEMENT; or (ii) by the mutual agreement of the parties (the “TERM”).

6.1.2.	Termination for Cause - Mutual. Either party shall have the right to terminate this AGREEMENT by giving written notice to the other party at any time upon or after:

6.1.2.1.	the commencement by such other party of a voluntary proceeding concerning itself under any bankruptcy or insolvency law; or the commencement of any involuntary proceeding against such other party under any bankruptcy or insolvency law where a petition has not been dismissed within one hundred and twenty (120) calendar days after commencement; or a receiver or custodian is appointed for or takes charge of all or substantially all of the property of such other party and such receiver or custodian has not been dismissed within ninety (90) calendar days; or such other party has taken action toward winding up, dissolution, or liquidation of its business; or such other party has been adjudicated bankrupt or insolvent; or such other party has made a general assignment for the benefit of creditors; or

6.1.2.2.	material failure of such other party to perform or comply with a provision of this AGREEMENT and such failure continues unremedied for a period of forty-five (45) calendar days or more following written notice from the non-breaching party of such failure.

6.2.	Survival. Upon expiration or termination of this AGREEMENT, all rights, obligations, and duties that specifically extend beyond the expiration or termination date shall survive. The following rights and obligations shall survive any expiration or termination of this AGREEMENT to the degree necessary to permit their complete fulfillment or discharge:

6.2.1.	obligations of confidentiality; and

6.2.2.	licenses running in favor of customers of IRIDIUM with respect to products sold or services provided prior to termination.

6.3.	Notices and Requests. All notices required or permitted to be given under this AGREEMENT shall be in writing, shall make reference to this AGREEMENT, and shall be delivered by hand, confirmed email in PDF format, facsimile transmission, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, to the following:

To MOTOROLA:

Motorola, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attn: General Counsel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with copies (which copies shall not constitute notice hereunder) to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601

Attn: Oscar A. David

To IRIDIUM:

Iridium Satellite LLC

1750 Tysons Boulevard

Suite 1400

McLean, Virginia 22102

Attn: John Brunette, General Counsel

with copies (which copies shall not constitute notice hereunder) to:

Sidley Austin LLP

1 South Dearborn Street

Chicago, Illinois 60603

Attn: Jeffrey S. Rothstein

All notices shall be deemed served when verification of delivery has been received, as required by this Section. A party may give written notice of a change of address and after notice of such change has been received, any notice or request shall thereafter be given to such party at the changed address.

6.4.	Governing Law. Any claim arising under or relating to this AGREEMENT shall be governed by the internal substantive laws of the State of Illinois or federal courts located in Illinois, without regard to principles of conflict of laws, and the parties agree to submit to the jurisdiction of Illinois courts or federal courts located in the State of Illinois.

6.5.	Export. IRIDIUM shall not export, either directly or indirectly, any IRIDIUM TECHNICAL INFORMATION or system or product incorporating the IRIDIUM TECHNICAL INFORMATION without first obtaining any required license or other approval from the U. S. Department of Commerce or any other agency or department of the United States Government. In the event IRIDIUM exports any such materials from the United States or re-exports any such materials from a foreign destination, IRIDIUM shall ensure that the distribution and export/re-export is in compliance with all laws, regulations, orders, or other restrictions of the U.S. Export Administration Regulations. IRIDIUM agrees that it will not, nor will it allow others to, export/re-export any technical data, process, IRIDIUM TECHNICAL INFORMATION, other information provided hereunder, or service, directly or indirectly, to any country for which the United States government or any agency thereof requires an export license, other governmental approval, or letter of assurance, without first obtaining such license, approval or letter.

6.6.	Assignment. This AGREEMENT shall be binding upon the parties and their respective successors and permitted assigns. Neither party may assign any or all of its rights or obligations under this AGREEMENT or the NDA, in whole or in part, without the express written consent of the other party to this AGREEMENT, except that:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.6.1.	MOTOROLA may assign this AGREEMENT and the NDA (i) to an AFFILIATE; or (ii) in connection with an acquisition, merger, consolidation, reorganization, or similar transaction, or any divestiture or other separation of a MOTOROLA business.

6.6.2.	IRIDIUM may assign or otherwise transfer, subject to Section 3.8, this AGREEMENT and the NDA (i) to an AFFILIATE; or (ii) in connection with any merger, consolidation or sale of all or substantially all its assets.

6.7.	Severability. If any one or more provisions of this AGREEMENT are held for any reason to be invalid or unenforceable, the remaining provisions of this AGREEMENT will be unimpaired and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intention underlying the invalid or unenforceable provision.

6.8.	Waiver and Modification. Failure by either party to enforce any provision of this AGREEMENT shall not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this AGREEMENT shall be effective only if in writing and signed by both parties.

6.9.	Attorneys’ Fees and Costs. The parties will bear their own costs, attorneys’ fees, and expenses in connection with preparing this AGREEMENT. In the event any action is brought to enforce this AGREEMENT, the FIRST GENERATION IPR AGREEMENT, or the SUBSCRIBER AGREEMENTS, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, its reasonable attorneys’ fees and other related reasonable litigation costs and expenses. For the avoidance of doubt, any such attorneys’ fees and other litigation costs and expenses are exempt from each party’s respective cap on liability set forth in Section 5.4.

6.10.	Relationship of the Parties. Nothing in this AGREEMENT shall be construed as creating any partnership, joint venture, or agency between the parties. This AGREEMENT is the result of negotiation between the parties. The parties acknowledge that they have been represented by counsel during such negotiation. Accordingly, this AGREEMENT shall not be construed for or against either party regardless of which party drafted this AGREEMENT or any portion thereof.

6.11.	Interpretation. The section headings contained in this AGREEMENT are for reference purposes only and shall not affect in any way the meaning or interpretation of this AGREEMENT. In this AGREEMENT, defined terms shall be equally applicable to both the singular and plural forms. The words “including”, “include” and “includes” shall each be deemed to be followed by the term “without limitation.” The terms “hereof”, “herein” and “hereunder” shall refer to this entire AGREEMENT. Any agreement or exhibit referred to herein shall mean such agreement or exhibit as amended, restated, supplemented or modified as of the date hereof and from time to time hereafter to the extent permitted by the applicable provisions thereof and this AGREEMENT. Unless otherwise stated, references to sections, paragraphs and exhibits shall be references to sections, paragraphs and exhibits of this AGREEMENT.

6.12.

Entire Agreement. Except as set forth in Section 2, the terms and conditions of this AGREEMENT, including its exhibits, constitute the entire agreement between the parties with respect to the subject matter of this AGREEMENT, and merge and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions with respect to such subject matter. No oral explanation or oral information by either party shall alter the meaning or interpretation of this AGREEMENT. IRIDIUM acknowledges that it has not executed or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

authorized the execution of this AGREEMENT in reliance upon any such oral explanation or information or in reliance upon any promise, representation, warranty, or statement not expressly set forth in this AGREEMENT. This AGREEMENT shall directly inure to the benefit of MOBILITY (and its SUBSIDIARIES), including its permitted successors and assigns, and said entity shall be deemed a third-party beneficiary of this AGREEMENT. This AGREEMENT may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. Delivery by facsimile or by email in PDF format shall be sufficient for purposes of this Section. The following exhibits are attached hereto and incorporated herein:

Exhibit A	CERTAIN IRIDIUM TECHNICAL INFORMATION
Exhibit B	TRANSFERRED INTELLECTUAL PROPERTY RIGHTS
Exhibit C	FORM OF BILL OF SALE
Exhibit D	FORM OF NONDISCLOSURE AGREEMENT

6.13.	Agreements with Other Parties. IRIDIUM shall require its AFFILIATES, manufacturers, and licensees to comply with terms and conditions commensurate with those of this AGREEMENT that are reasonably necessary to perfect and protect MOTOROLA’s rights set forth in this AGREEMENT and to otherwise afford MOTOROLA the benefits of the terms and conditions of this AGREEMENT.

* * * * *

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In witness of their agreement, the parties have caused this binding AGREEMENT to be executed and delivered below by their authorized representatives.

MOTOROLA, INC.	IRIDIUM SATELLITE LLC

/s/ M. Kraus	/s/ John S. Brunette
Signature	Signature

M. Kraus	John S. Brunette
Printed Name	Printed Name

Senior Director, Licensing	Chief Legal & Administrative Officer
Title	Title

September 30, 2010	September 30, 2010
Date	Date

MOTOROLA, INC.

/s/ Jonathan P. Meyer
Signature

Jonathan P. Meyer
Printed Name

Senior Vice President
Title

September 30, 2010
Date

Signature Page to the

System Intellectual Property Rights Amendment and Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

CERTAIN IRIDIUM TECHNICAL INFORMATION

1.	The Gateway Interface Specification;

2.	The Gateway Design Package; and

3.	The Iridium Space System Operation Plan;

4.	IRIDIUM™ SV-SV INTERFACE CONTROL DOCUMENT, ALTERNATE SYSTEM DESIGN, Doc. No. ICD-G0001.SYS, Rev. G; and

5.	Copies of software design documentation, source code, and configuration files and documented know-how (consisting of training materials and manuals, operations process and procedure documentation, and documentation relating to operational tools) and other documentation that (i) is created and documented prior to the effective date of the execution date of the FIRST GENERATION IPR AGREEMENT, (ii) in MOTOROLA’S reasonable opinion is necessary to OPERATE AND MAINTAIN the FIRST GENERATION IRIDIUM SYSTEM or procure replacement parts therefor in accordance with the term of the FIRST GENERATION IPR AGREEMENT, and (iii) MOTOROLA delivered to IRIDIUM in accordance with the training and support services described in the original Transition Services, Products and Asset Agreement, dated as of December 11, 2000 (concurrent with this Agreement, MOTOROLA and IRIDIUM entered into an Amended and Restated Transition Services, Products and Asset Agreement).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

TRANSFERRED INTELLECTUAL PROPERTY RIGHTS

TRANSFERRED INTELLECTUAL PROPERTY RIGHTS include the following U.S. patents (whether or not used in the OPERATION AND MAINTENANCE of the FIRST GENERATION IRIDIUM SYSTEM):

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B-1

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	—
[***]	[***]	[***]	[***]	—
[***]	[***]	[***]	[***]	—
[***]	[***]	[***]	[***]	—
[***]	[***]	[***]	[***]	—

In addition to the U.S. patents listed above (the “US Patents”), TRANSFERRED INTELLECTUAL PROPERTY RIGHTS include all (i) patents or patent applications to which any of the US Patents directly or indirectly claims priority, or for which any of the US Patents directly or indirectly forms a basis for priority; (ii) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any of the US Patents or any asset falling within clause (i); (iii) foreign patents, patent applications and counterparts relating to any US Patent or any asset falling within clause (i) or (ii), including without limitations, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances; and (iv) any items in any of the foregoing categories (i) through (iii) whether or not expressly listed as US Patents and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B-2

EXHIBIT C

FORM OF ASSIGNMENT and BILL OF SALE

This ASSIGNMENT and BILL OF SALE is made and delivered as of and in accordance with and subject to that certain System Intellectual Property Rights Amendment and Agreement (the “IPR Agreement”), dated [—], 2010 between Motorola, Inc., a Delaware corporation (“MOTOROLA”), and Iridium Satellite LLC, a Delaware corporation (“IRIDIUM”). Capitalized terms not otherwise defined in this ASSIGNMENT and BILL OF SALE have the same meanings given to them in the IPR Agreement.

MOTOROLA, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, and transfer to IRIDIUM, MOTOROLA’s entire right, title, and interest in and to all copyrights under copyright law by operation of law or otherwise, in the works of authorship identified in Annex A hereto (collectively the “Assigned Works”). MOTOROLA also hereby assigns to IRIDIUM any future claims, demands, and causes of action for infringement of the foregoing assigned copyrights in or to any of the Assigned Works and all of the proceeds from the foregoing hereafter accruing.

This assignment of copyrights includes, but is not limited to, any and all of MOTOROLA’s rights under the assigned copyrights to publish, reproduce, display, transmit, adapt, sell, prepare derivative works, distribute, perform or otherwise make use of such Assigned Works or portions thereof throughout the world in any form or medium, and in any language, and to license the assigned copyrights, for the entire term of copyright, including any renewals and extensions. Where permitted by law, MOTOROLA waives any applicable moral rights.

MOTOROLA hereby authorizes and requests the Copyright Office officials in the United States and any and all foreign countries to issue any and all copyright registrations for the Assigned Works, when granted, to IRIDIUM, as IRIDIUM of MOTOROLA’s entire right, title and interest in and to the same, for the sole use and benefit of said IRIDIUM, its successors and assigns.

IN WITNESS WHEREOF, the undersigned has caused this ASSIGNMENT and BILL OF SALE to be signed this      day of             , 2010.

MOTOROLA, INC.		Acknowledged and accepted: IRIDIUM SATELLITE LLC

Name:		Name:
Title:		Title:

STATE OF	)	STATE OF	)
	) ss		) ss
COUNTY OF	)	COUNTY OF	)

Before me, a Notary Public in and for the County and State aforesaid, appeared , to me personally known to be the signer of the foregoing instrument, and acknowledged execution of said instrument as a free and voluntary act for the uses and purposes therein expressed.		Before me, a Notary Public in and for the County and State aforesaid, appeared , to me personally known to be the signer of the foregoing instrument, and acknowledged execution of said instrument as a free and voluntary act for the uses and purposes therein expressed.

Notary:		Notary:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX A

ASSIGNED WORKS

INTERFACE SPECIFICATIONS:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

13.	[***]

14.	[***]

15.	[***]

16.	[***]

17.	[***]

18.	[***]

19.	[***]

20.	[***]

21.	[***]

22.	[***]

23.	[***]

24.	[***]

25.	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

26.	[***]

27.	[***]

28.	[***]

29.	[***]

30.	[***]

31.	[***]

32.	[***]

33.	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

FORM OF NON-DISCLOSURE AGREEMENT

This Non-Disclosure Agreement (“AGREEMENT”) is effective as of the      day of             , 2010 by and between Motorola, Inc., a Delaware corporation with offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196 (hereafter “MOTOROLA”), and Iridium Satellite LLC, A Delaware limited liability company with principal offices located at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102 (hereafter “IRIDIUM”).

A. Background. The parties or their affiliates are parties to the following agreements, among others: (i) the Intellectual Property Rights Agreement, dated December 11, 2000 (“FIRST GENERATION IPR AGREEMENT”); (ii) the System Intellectual Property Rights Amendment and Agreement, dated             , 2010 (“SYSTEM IPR AGREEMENT”); (iii) the Subscriber Equipment Technology Agreement (Design), dated September 30, 2002 (“SETA (DESIGN)”); (iv) the Subscriber Equipment Technology Agreement (Manufacturing), dated September 30, 2002 (“SETA (MFG)”); and (v) the Supplemental Subscriber Equipment Technology Amendment and Agreement, dated             , 2010 (“SSETA”), which shall be collectively referred to as the “IP AGREEMENTS.”

B. Definition. “PROPRIETARY INFORMATION” means information disclosed by either party (“DISCLOSING PARTY”) to or otherwise received by the other party (“RECIPIENT”) pursuant to any of the IP AGREEMENTS that the DISCLOSING PARTY at the time of disclosure identifies in writing as confidential and/or proprietary by means of a legend, marking, stamp or other positive written notice identifying the information to be confidential and/or proprietary, or information disclosed orally, visually, or by other non-written manner by the DISCLOSING PARTY to the RECIPIENT, where the RECIPIENT was informed that the information is confidential in nature, or any other information disclosed by the DISCLOSING PARTY to the RECIPIENT in any manner that the RECIPIENT should reasonably recognize as being of a confidential nature.

C. Use of Proprietary Information. PROPRIETARY INFORMATION disclosed hereunder may be used only during the term of this AGREEMENT and only for purposes set forth in or otherwise permitted by the IP AGREEMENTS. This AGREEMENT is entered into solely to provide for the treatment of PROPRIETARY INFORMATION to the extent disclosed hereunder or under the IP AGREEMENTS. Neither party has an obligation to supply PROPRIETARY INFORMATION hereunder.

D. Protection of Proprietary Information. It is agreed that for a period of ten (10) years following the termination of the IP AGREEMENT pursuant to which PROPRIETARY INFORMATION was disclosed, the RECIPIENT will use such PROPRIETARY INFORMATION only for the purpose(s) provided in Section C above and shall make reasonable efforts to preserve in confidence such PROPRIETARY INFORMATION and prevent disclosure thereof to third parties. The RECIPIENT agrees that it will use the same reasonable efforts to protect PROPRIETARY INFORMATION as are used to protect its own proprietary information, and such degree of care shall include at least the use of reasonable care. Disclosures of such information shall be restricted to those employees, contractors, customers, agents, and permitted sublicensees of the RECIPIENT who are participating in the efforts provided in Paragraph C above, who have a need to know such information, and who have been made aware of and consent to abide by restrictions at least as restrictive as those contained herein concerning the use of such PROPRIETARY INFORMATION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

E. Exceptions. The obligation to protect PROPRIETARY INFORMATION, and the liability for unauthorized disclosure or use of PROPRIETARY INFORMATION, shall not apply with respect to such information which is:

(i)	published or otherwise is or becomes available to the public other than by breach of this AGREEMENT; or

(ii)	rightly received by the RECIPIENT hereunder from a third party without confidential limitation; or

(iii)	independently known by or independently developed by the RECIPIENT without the use of PROPRIETARY INFORMATION; or

(iv)	approved in writing by the DISCLOSING PARTY for public release by the RECIPIENT.

In addition, in the event that the RECIPIENT is required to disclose PROPRIETARY INFORMATION pursuant to any applicable law, regulation (including SEC regulations and rules), stock exchange rule or any other market or reporting system, or by legal process or pursuant to applicable professional standards, the RECIPIENT may do so provided that the RECIPIENT has, if possible, notified the DISCLOSING PARTY promptly upon learning of the possibility that disclosure could be required pursuant to any such law, regulation, or legal order and has, to the extent practicable or permitted, given the DISCLOSING PARTY a reasonable opportunity to contest or limit the scope of such required disclosure and has cooperated with the DISCLOSING PARTY toward this end.

F. Term and Termination. The term of this AGREEMENT shall coincide with the term of the last to expire or terminate of the IP AGREEMENTS. Termination of the IP AGREEMENTS shall not, however, affect the rights and obligations contained herein with respect to PROPRIETARY INFORMATION disclosed hereunder prior to termination.

G. No Transfer or License of Intellectual Property. Except as expressly provided herein, neither the execution and delivery of this AGREEMENT, nor the furnishing of any PROPRIETARY INFORMATION, shall be construed as granting either expressly or by implication, estoppel or otherwise, any ownership rights or rights by license or otherwise under any invention, improvement, discovery or patent, trade secret, know-how, work of authorship, software program, or other intellectual property now or hereafter owned or under the control of a party disclosing PROPRIETARY INFORMATION hereunder.

H. Transfer/Assignment. Except as expressly permitted in any IP AGREEMENT, this AGREEMENT and the rights and obligations hereunder may not be transferred or assigned by one party without the prior written approval of the other party hereto.

I. U.S. Laws and Regulations. Except as expressly permitted in the IP AGREEMENTS, the RECIPIENT shall not export, directly or indirectly, any PROPRIETARY INFORMATION disclosed under this AGREEMENT to any country which the U.S. Government at the time of export requires an export license or other Government approval without first obtaining such license or approval. The RECIPIENT shall first obtain the written consent of the DISCLOSING PARTY prior to submitting any request for authority to export any such PROPRIETARY INFORMATION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D-2

J. Applicable Law. The law of the State of Illinois, U.S.A., except for its choice of laws rules, shall govern this AGREEMENT.

K. No Formal Business Relationship. This AGREEMENT shall not be construed as a teaming, joint venture or other such arrangement; rather, the parties hereto expressly agree that this AGREEMENT is for the purpose of protecting PROPRIETARY INFORMATION only.

L. No Obligation to Support; No Representation. PROPRIETARY INFORMATION provided hereunder is provided “AS IS”, without any warranty of any kind, except as expressly provided in the IP AGREEMENTS. Neither party nor their officers, directors, employees, advisors or agents make any representation or warranty as to the accuracy or completeness of any PROPRIETARY INFORMATION which may be furnished hereunder, and none of such officers, directors, employees, advisors or agents are authorized to make any such representation or warranty. Neither party nor their officers, directors, employees, advisors or agents shall have any liability to the RECIPIENT or any other person resulting from the use of the PROPRIETARY INFORMATION, or any inaccuracy or incompleteness of the PROPRIETARY INFORMATION.

M. Entire Agreement. This AGREEMENT contains the entire understanding between the parties relative to the protection of PROPRIETARY INFORMATION and supersedes all prior and collateral communication, reports, and understanding between the parties in respect thereto. No change, modification, alteration, or addition to any provision hereof shall be binding unless in writing and signed by authorized representatives of both parties.

N. Binding Effect. This AGREEMENT shall be binding upon each party, its affiliates, respective employees, agents, representative, successors, and assigns.

O. Headings. Paragraph headings are included in this AGREEMENT for purposes of information and ease of use only and shall not be used in interpreting its terms.

AGREED AND ACCEPTED BY:

Motorola, Inc.	Iridium Satellite LLC

Typed Name:	Typed Name:

By:	By:

Title:	Title:

Date:	Date:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D-3